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                                                                 EXHIBIT 10.12.4

                               AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This Amendment No. 1 to Amended and Restated Credit Agreement (this "Amendment"), is dated as of March 29, 2002, by and among NETZEE, INC., a Georgia corporation, as the Borrower, JOHN H. HARLAND COMPANY, as a Lender ("Harland"), and INTERCEPT, INC., as a Lender ("InterCept") and as the Agent.

                                    Recitals

         The Borrower, the Lenders and Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 2, 2001 (the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement).

         The parties have agreed to make certain modifications to the terms of the Credit Agreement, as more particularly set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. General. Upon and after the date hereof, all references to the Credit Agreement in that document or in any other Loan Document shall mean the Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         2.       Amendments. The Credit Agreement is hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:

                  "Aggregate Percentage" means, as to each Lender, the ratio, expressed as a percentage, of (a) the amount of such Lender's Commitment to (b) the Aggregate Commitments.

                  "InterCept Subfacility" means a $1,000,000 subfacility under the Revolving Credit Facility extended solely by InterCept. Revolving Credit Advances shall be deemed made under the InterCept Subfacility only to the extent that the total principal amount of all Revolving Credit Advances outstanding exceeds an amount equal to (i) the Aggregate Commitment minus (ii) $1,000,000. Each payment by the Borrower with respect to any Revolving Credit Advance (other than voluntary or mandatory payments which permanently reduce the Commitments pursuant to Section 2.03 or 2.04 hereof) shall be applied first to Revolving Credit Advances outstanding under the InterCept


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         Subfacility and then to Revolving Credit Advances outstanding under the
         Shared Subfacility. Each voluntary or mandatory reduction of the Commitments pursuant to Section 2.03 or 2.04 hereof shall be applied first to the Commitments under the Shared Subfacility and then to the InterCept Subfacility Commitment.

                  "InterCept Subfacility Commitment" means the portion of InterCept's Commitment comprising InterCept's obligation to make Revolving Credit Advances under the InterCept Subfacility.

                  "InterCept Subfacility Percentage" means, with respect to InterCept, 100%, and with respect to any other Lender, 0%.

                  "Revolving Credit Facility" means the revolving credit facility established by the Lenders in favor of the Borrower pursuant to this Agreement.

                  "Shared Subfacility" means the portion of the Revolving Credit Facility other than the InterCept Subfacility.

                  "Shared Subfacility Percentage" means, as to each Lender, the ratio expressed as a percentage, of (a) the amount of such Lender's Commitment (and, if such Lender is InterCept, less an amount equal to the InterCept Subfacility Commitment) to (b) an amount equal to the Aggregate Commitments less an amount equal to the InterCept Subfacility Commitment.

                  (b) Section 1.01 of the Credit Agreement is hereby amended by amending the following definitions in their entirety and substituting the following therefor:

                  "Credit Percentage" means, as to each Lender, (a) to the extent that there is Borrowing availability under the Shared Subfacility, for purposes of determining (i) such Lender's obligations to make Revolving Credit Advances and (ii) the application of repayments by the Borrower of Revolving Credit Advances (other than voluntary or mandatory payments which permanently reduce the Commitments pursuant to Section 2.03 or 2.04 hereof), such Lender's Shared Subfacility Percentage; (b) to the extent that the Shared Subfacility is fully funded, for purposes of determining (i) such Lender's obligations to make Revolving Credit Advances and (ii) the application of repayments by the Borrower of Revolving Credit Advances (other than voluntary or mandatory payments which permanently reduce the Commitments pursuant to Section 2.03 or 2.04 hereof), such Lender's InterCept Subfacility Percentage; (c) at all times that any Commitment remains effective under the Shared Subfacility, for purposes of apportioning any voluntary or mandatory reduction of the Commitments pursuant to Section 2.03 or 2.04 hereof, such Lender's Shared Subfacility Percentage; and (d) for all other purposes, unless the context clearly indicates otherwise, such Lender's Aggregate Percentage.

                  "Termination Date" means April 10, 2003.


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         3.       Acknowledgements. The Borrower and the Lenders acknowledge and agree that, after giving effect to the amendments set forth in Section 2 above, the amount of each Lender's Commitment, Aggregate Percentage, and Shared Subfacility Percentage is as follows:

                                                                                              SHARED SUBFACILITY
           LENDER                      COMMITMENT              AGGREGATE PERCENTAGE              PERCENTAGE
           ------                      ----------              --------------------          ------------------
         InterCept                     $14,040,700                    78.00%                       76.71%

          Harland                      $ 3,959,300                    22.00%                       23.29%

         4. Representations and Warranties. The Borrower hereby represents and warrants to Lenders and the Agent as follows:

                  (a) Authorization of Amendment, Etc. Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by Borrower and is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

                  (b) Representations in Credit Agreement. All of the representations set forth in the Credit Agreement, as modified hereby, are accurate in all material respects as of the date hereof.

         5. Loan Documents. Borrower and Lender agree and acknowledge that this Amendment shall constitute a "Loan Document" under the Credit Agreement.

         6. Fees. In consideration of InterCept's agreement to extend the "InterCept Subfacility" referred to in Section 2 of this Amendment, the Borrower will pay to InterCept a nonrefundable commitment fee of $100,000, such fee to be payable immediately following the execution and delivery of this Amendment. In consideration of Harland's agreement to extend the "Shared Subfacility" referred to in Section 2 of this Amendment, the Borrower will pay to Harland a nonrefundable commitment fee of $20,000, such fee to be payable immediately following the execution and delivery of this Amendment.

         7. No Implied Consent or Waiver. Except as expressly set forth herein, the execution and delivery of this Amendment does not and will not constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement.


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         8.       Counterparts. This Amendment may be executed by each party to this Amendment upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

         9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia.

         10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                     [Signatures commence on following page]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

                                       NETZEE, INC., as the Borrower



                                       By:  /s/ Richard S. Eiswirth
                                           ------------------------------------
                                         Title:  SEVP and CFO
                                                -------------------------------

                                       INTERCEPT, INC., as a Lender and as the
                                       Agent



                                       By:  /s/ Scott R. Meyerhoff
                                           ------------------------------------
                                         Title:  SVP CFO
                                                -------------------------------

                                       JOHN H. HARLAND COMPANY, as a Lender



                                       By:  /s/  John Stakel
                                           ------------------------------------
                                         Title:  VP/Treasurer
                                                -------------------------------